UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2011

CACHE, INC.
____________________________________________
(Exact name of registrant as specified in its charter)

Florida __________ (State or other jurisdiction of incorporation)	0 -10345 ______________________ (Commission File Number)	59 -1588181 _____________ (IRS Employer Identification Number)

1440 Broadway, New York, New York 10018 ________________________________ (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 575-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 12, 2011, Cache, Inc. (the "Company") issued a press release (the "Press Release") announcing its results for the thirteen-week period ended April 2, 2011.  The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01                      EXHIBITS

(d)	Exhibits

The following exhibit is furnished herewith:

99.1	Press release regarding results for the thirteen-week period ended April 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHE, INC.

Dated: May 12, 2011	By:	/s/ Margaret Feeney
Margaret Feeney
Executive Vice President and Chief Financial Officer